Filed Pursuant to Rule 497(e)
Registration No. 333-197427; 811-22980
Angel Oak UltraShort Income ETF

(the “Fund”)
a series of Angel Oak Funds Trust (the “Trust”)

December 19, 2025

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 31, 2025, as supplemented from time to time

This Supplement provides updated information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

As previously announced on April 1, 2025, on October 1, 2025, Brookfield Asset Management Ltd. acquired a majority of Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of Angel Oak Capital Advisors, LLC (“Angel Oak”), the investment adviser of the Fund (the “Transaction”). The Transaction is not expected to result in any material change in the day-to-day management of the Fund.

The closing of the Transaction resulted in a change of control of Angel Oak (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the previous investment advisory agreement between Angel Oak and the Trust, on behalf of the Fund (the “Previous Advisory Agreement”), contain a provision that the Previous Advisory Agreement will automatically terminate in the event of an “assignment” (as defined in the 1940 Act). The Change of Control caused an assignment of the Previous Advisory Agreement and resulted in the automatic termination of the Previous Advisory Agreement.

At a meeting held on April 23, 2025, the Board of Trustees (the “Board”) of the Trust considered and approved a new investment advisory agreement between Angel Oak and the Trust, on behalf of the Fund (the “New Advisory Agreement”) with the same advisory fees for the Fund and substantially similar terms and conditions to the corresponding Previous Advisory Agreement. Because shareholders had not approved the New Advisory Agreement by October 1, 2025, the Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) that took effect on October 1, 2025, and would automatically terminate once shareholders of the Fund approved the New Advisory Agreement. At a special meeting of shareholders of the Fund held on December 19, 2025, shareholders of the Fund approved the New Advisory Agreement. As a result, the Interim Advisory Agreement automatically terminated. The New Advisory Agreement will not result in any material changes to the Fund’s investment objectives and principal investment strategies.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.